UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

INSULET CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park,

Acton, Massachusetts 01720

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 7.01	Regulation FD Disclosure.

On April 29, 2021, Insulet Corporation (the “Company” or “Insulet”) announced that it had priced its new senior secured credit facilities, comprised of a $500 million senior secured term loan B facility (the “Term Facility”) and a $60 million senior secured revolving facility (the “Revolving Facility” and, together with the Term Facility, the “Credit Facilities”).

The Company expects that loans under the Term Facility will be issued at 99.75% of the aggregate principal amount thereof and will bear interest at a rate of LIBOR plus 3.25%, with a 0.50% LIBOR floor, and that loans under the Revolving Facility will bear interest at a rate of LIBOR plus an applicable margin of 2.75% to 3.25% based on the Company’s total net leverage ratio from time to time. The Company intends to use the proceeds of the Credit Facilities for general corporate purposes, including to retire indebtedness and/or to fund investments.

The closing under the Credit Facilities is subject to customary closing conditions. The commitments in respect of the Credit Facilities and the terms and conditions thereof remain subject to the finalization and execution of definitive documentation.

The Company also issued a press release on April 29, 2021 announcing the pricing of the Credit Facilities. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on Insulet’s current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Insulet’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and other risks and uncertainties described in Insulet’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2021 in the section entitled “Risk Factors,” and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.:	Description

99.1	Press Release, dated April 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

April 29, 2021	By:	/s/ John W. Kapples
John W. Kapples
Senior Vice President, General Counsel and Secretary